EXHIBIT 32

    Certification of Chief Executive Officer and Chief Financial Officer of PennRock Financial Services Corp. Pursuant to 18 U.S.C. Section 1350, As
       Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of PennRock Financial Services Corp. on Form 10-Q for the period ending June 30, 2003, the undersigned hereby certify,

pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     * the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     * the information contained in the report fairly presents, in all material respects, PennRock's financial condition and results of operations.




Date: November 14, 2003       By:  /s/Melvin Pankuch
-----------------------       -----------------------------------------------
                                   Melvin Pankuch
                                   Executive Vice President and

                                   Chief Executive Officer

Date: November 14, 2003       By:  /s/George B. Crisp
-----------------------       -----------------------------------------------
                                   George B. Crisp
                                   Vice President and Treasurer
                                   (Principal Financial and Accounting Officer)